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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


   We consent to the reference to our firm under the caption "EXPERTS" and to the use of our report dated March 2, 2001, in this Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Old Dominion Electric Cooperative dated September 10, 2001.



                                          /S/ ERNST & YOUNG LLP


Richmond, Virginia

September 7, 2001